Ex. 99-B.13.1

POWER OF ATTORNEY
Pursuant to Item 601.(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned on behalf of the company set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacities indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

ReliaStar Life Insurance Company:
As President of ReliaStar Life Insurance Company I hereby appoint J. Neil McMurdie, Michael A. Pignatella, Julie E. Rockmore and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:
2-95392	333-47094	333-92000
33-57244	333-69431	333-105319
33-65870	333-100207
33-69892	333-100208
333-18517	333-100209
Registration Statements filed under the Investment Company Act of 1940:

811-04208	811-03341	811-9002
Southland Life Insurance Company:
As President of Southland Life Insurance Company I hereby appoint J. Neil McMurdie and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:
333-46294	33-89574
33-97852
333-49880
Registration Statements filed under the Investment Company Act of 1940:
811-09106	811-08976

hereby ratifying and confirming on this 21st day of July, 2004, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

Signature
/s/ Donald W. Britton
Donald W Britton
POWER OF ATTORNEY
Pursuant to Item 601.(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned on behalf of the company set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

ING Life Insurance and Annuity Company:
As President of ING Life Insurance and Annuity Company I hereby appoint J. Neil McMurdie, Michael Pignatella; Julie E. Rockmore, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

2-52448	33-75972	33-76026	333-60016
2-52449	33-75974	33-79118	333-69574
33-02339	33-75976	33-79122	333-72079
33-34370	33-75978	33-81216	333-86276
33-42555	33-75980	33-87642	333-86278
33-60477	33-75982	33-87932	333-87305
33-61897	33-75984	33-88720	333-89953
33-62473	33-75986	33-88722	333-101761
33-64277	33-75988	33-88724	333-104456
33-75248	33-75990	33-89858	333-105479
33-75954	33-75992	33-91846	333-109622
33-75956	33-75994	333-01107	333-109860
33-75958	33-75996	333-09515
33-75960	33-75998	333-15817
33-75962	33-76000	333-27337
33-75964	33-76002	333-37448
33-75966	33-76004	333-49176
33-75968	33-76018	333-49495
33-75970	33-76024	333-56297

Registration Statements filed under the Investment Company Act of 1940:

811-02512	811-02513	811-04536	811-05906
811-09665

ING Insurance Company of America:
As President of ING Insurance Company of America I hereby appoint J. Neil McMurdie, Michael Pignatella; Julie E. Rockmore, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

33-59749	33-63657	333-49581
33-62481	33-80750	333-87131

Registration Statements filed under the Investment Company Act of 1940:

811-08582
ReliaStar Life Insurance Company of New York:
As Director of ReliaStar Life Insurance Company of New York I hereby appoint J. Neil McMurdie, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

2-76642	333-52358	333-85326
333-19123	333-61879	333-85618
333-47527	333-75938	333-104540
333-115515

Registration Statements filed under the Investment Company Act of 1940:

811-03427	811-07935

hereby ratifying and confirming on this 21st day of July, 2004, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

Signature
/s/ Brian D. Comer
Brian D. Comer

POWER OF ATTORNEY
Pursuant to Item 601.(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned on behalf of the company set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

ReliaStar Life Insurance Company of New York:
As Director of ReliaStar Life Insurance Company of New York I hereby appoint J. Neil McMurdie, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

2-76642	333-52358	333-85326
333-19123	333-61879	333-85618
333-47527	333-75938	333-104540
333-115515

Registration Statements filed under the Investment Company Act of 1940:

811-03427	811-07935

hereby ratifying and confirming on this 22nd day of July, 2004, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

Signature
/s/ R. Michael Conley
R. Michael Conley
POWER OF ATTORNEY
Pursuant to Item 601.(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned on behalf of the companies set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacities indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

ING Life Insurance and Annuity Company:
As Director of ING Life Insurance and Annuity Company I hereby appoint J. Neil McMurdie, Michael Pignatella; Julie E. Rockmore, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

2-52448	33-75972	33-76026	333-60016
2-52449	33-75974	33-79118	333-69574
33-02339	33-75976	33-79122	333-72079
33-34370	33-75978	33-81216	333-86276
33-42555	33-75980	33-87642	333-86278
33-60477	33-75982	33-87932	333-87305
33-61897	33-75984	33-88720	333-89953
33-62473	33-75986	33-88722	333-101761
33-64277	33-75988	33-88724	333-104456
33-75248	33-75990	33-89858	333-105479
33-75954	33-75992	33-91846	333-109622
33-75956	33-75994	333-01107	333-109860
33-75958	33-75996	333-09515
33-75960	33-75998	333-15817
33-75962	33-76000	333-27337
33-75964	33-76002	333-37448
33-75966	33-76004	333-49176
33-75968	33-76018	333-49495
33-75970	33-76024	333-56297

Registration Statements filed under the Investment Company Act of 1940:

811-02512	811-02513	811-04536	811-05906
811-09665
ING Insurance Company of America:
As Director of ING Insurance Company of America I hereby appoint J. Neil McMurdie, Michael Pignatella; Julie E. Rockmore, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:
33-59749	33-63657	333-49581
33-62481	33-80750	333-87131

Registration Statements filed under the Investment Company Act of 1940:

811-08582

ING USA Annuity and Life Insurance Company:
As Director of ING USA Annuity and Life Insurance Company I hereby appoint Linda Senker, Michael A. Pignatella and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:
33-34827	333-33914	333-66757	333-104547
33-59261	333-33924	333-70600	333-104548
333-23351	333-35592	333-70602	333-111686
333-28679	333-57212	333-90516	333-116137
333-28755	333-57218	333-101481	333-117260
333-28769	333-63692	333-104539
333-30180	333-63694	333-104546

Registration Statements filed under the Investment Company Act of 1940:

811-05626	811-8524

ReliaStar Life Insurance Company:
As Director of ReliaStar Life Insurance Company I hereby appoint J. Neil McMurdie, Michael A. Pignatella, Julie E. Rockmore and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

2-95392	333-47094	333-92000
33-57244	333-69431	333-105319
33-65870	333-100207
33-69892	333-100208
333-18517	333-100209

Registration Statements filed under the Investment Company Act of 1940:

811-04208	811-03341	811-9002

Security Life of Denver Insurance Company:
As Director of Security Life of Denver Insurance Company I hereby appoint J. Neil McMurdie and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

33-74190	333-34404	333-90577
33-78444	333-50278	333-117329
33-88148	333-72753
333-34402	333-73464

Registration Statements filed under the Investment Company Act of 1940:

811-08292	811-08196

Southland Life Insurance Company:
As Director of Southland Life Insurance Company I hereby appoint J. Neil McMurdie and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:
333-46294	33-89574
33-97852
333-49880

Registration Statements filed under the Investment Company Act of 1940:

811-09106	811-08976

hereby ratifying and confirming on this 14th day of July, 2004, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

Signature
/s/ Jacques de Vaucleroy
Jacques de Vaucleroy

POWER OF ATTORNEY
Pursuant to Item 601.(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned on behalf of the companies set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacities indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

ING Life Insurance and Annuity Company:
As Chief Accounting Officer of ING Life Insurance and Annuity Company I hereby appoint J. Neil McMurdie, Michael Pignatella; Julie E. Rockmore, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

2-52448	33-75972	33-76026	333-60016
2-52449	33-75974	33-79118	333-69574
33-02339	33-75976	33-79122	333-72079
33-34370	33-75978	33-81216	333-86276
33-42555	33-75980	33-87642	333-86278
33-60477	33-75982	33-87932	333-87305
33-61897	33-75984	33-88720	333-89953
33-62473	33-75986	33-88722	333-101761
33-64277	33-75988	33-88724	333-104456
33-75248	33-75990	33-89858	333-105479
33-75954	33-75992	33-91846	333-109622
33-75956	33-75994	333-01107	333-109860
33-75958	33-75996	333-09515
33-75960	33-75998	333-15817
33-75962	33-76000	333-27337
33-75964	33-76002	333-37448
33-75966	33-76004	333-49176
33-75968	33-76018	333-49495
33-75970	33-76024	333-56297

Registration Statements filed under the Investment Company Act of 1940:

811-02512	811-02513	811-04536	811-05906
811-09665

ING Insurance Company of America:
As Chief Accounting Officer of ING Insurance Company of America I hereby appoint J. Neil McMurdie, Michael Pignatella; Julie E. Rockmore, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

33-59749	33-63657	333-49581
33-62481	33-80750	333-87131

Registration Statements filed under the Investment Company Act of 1940:

811-08582

ING USA Annuity and Life Insurance Company:
As Chief Accounting Officer of ING USA Annuity and Life Insurance Company I hereby appoint Linda Senker, Michael A. Pignatella and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

33-34827	333-33914	333-66757	333-104547
33-59261	333-33924	333-70600	333-104548
333-23351	333-35592	333-70602	333-111686
333-28679	333-57212	333-90516	333-116137
333-28755	333-57218	333-101481	333-117260
333-28769	333-63692	333-104539
333-30180	333-63694	333-104546

Registration Statements filed under the Investment Company Act of 1940:

811-05626	811-8524

ReliaStar Life Insurance Company:
As Chief Accounting Officer of ReliaStar Life Insurance Company I hereby appoint J. Neil McMurdie, Michael A. Pignatella, Julie E. Rockmore and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

2-95392	333-47094	333-92000
33-57244	333-69431	333-105319
33-65870	333-100207
33-69892	333-100208
333-18517	333-100209

Registration Statements filed under the Investment Company Act of 1940:

811-04208	811-03341	811-9002
ReliaStar Life Insurance Company of New York:
As Chief Accounting Officer of ReliaStar Life Insurance Company of New York I hereby appoint J. Neil McMurdie, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

2-76642	333-52358	333-85326	333-115515
333-19123	333-61879	333-85618
333-47527	333-75938	333-104540

Registration Statements filed under the Investment Company Act of 1940:

811-03427	811-07935
Security Life of Denver Insurance Company:
As Chief Accounting Officer of Security Life of Denver Insurance Company I hereby appoint J. Neil McMurdie and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

33-74190	333-34404	333-90577
33-78444	333-50278	333-117329
33-88148	333-72753
333-34402	333-73464

Registration Statements filed under the Investment Company Act of 1940:

811-08292	811-08196
Southland Life Insurance Company:
As Chief Accounting Officer of Southland Life Insurance Company I hereby appoint J. Neil McMurdie and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

333-46294	333-49880
33-97852	33-89574

Registration Statements filed under the Investment Company Act of 1940:

811-09106	811-08976

hereby ratifying and confirming on this 14th day of July 2004, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

Signature
/s/ Roger W. Fisher
Roger W. Fisher

POWER OF ATTORNEY
Pursuant to Item 601.(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned on behalf of the company set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacities indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

ReliaStar Life Insurance Company of New York:
As Director, President and Chief Executive Officer of ReliaStar Life Insurance Company of New York I hereby appoint J. Neil McMurdie, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

2-76642	333-52358	333-85326
333-19123	333-61879	333-85618
333-47527	333-75938	333-104540
333-115515

Registration Statements filed under the Investment Company Act of 1940:

811-03427	811-07935

hereby ratifying and confirming on this 15th day of July, 2004, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

Signature
/s/ James R. Gelder
James R. Gelder

POWER OF ATTORNEY
Pursuant to Item 601.(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned on behalf of the companies set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacities indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

ING Life Insurance and Annuity Company:
As Director of ING Life Insurance and Annuity Company I hereby appoint Megan Dunphy, J. Neil McMurdie, Michael Pignatella; Julie E. Rockmore, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

2-52448	33-75972	33-76026	333-60016
2-52449	33-75974	33-79118	333-69574
33-02339	33-75976	33-79122	333-72079
33-34370	33-75978	33-81216	333-86276
33-42555	33-75980	33-87642	333-86278
33-60477	33-75982	33-87932	333-87305
33-61897	33-75984	33-88720	333-89953
33-62473	33-75986	33-88722	333-101761
33-64277	33-75988	33-88724	333-104456
33-75248	33-75990	33-89858	333-105479
33-75954	33-75992	33-91846	333-109622
33-75956	33-75994	333-01107	333-109860
33-75958	33-75996	333-09515
33-75960	33-75998	333-15817
33-75962	33-76000	333-27337
33-75964	33-76002	333-37448
33-75966	33-76004	333-49176
33-75968	33-76018	333-49495
33-75970	33-76024	333-56297

Registration Statements filed under the Investment Company Act of 1940:

811-02512	811-02513	811-04536	811-05906
811-09665

ING Insurance Company of America:
As Director of ING Insurance Company of America I hereby appoint Megan Dunphy, J. Neil McMurdie, Michael Pignatella; Julie E. Rockmore, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

33-59749	33-63657	333-49581
33-62481	33-80750	333-87131

Registration Statements filed under the Investment Company Act of 1940:

811-08582

ING USA Annuity and Life Insurance Company:
As Director and President of ING USA Annuity and Life Insurance Company I hereby appoint Linda Senker, Michael A. Pignatella and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

33-34827	333-33914	333-66757	333-104547
33-59261	333-33924	333-70600	333-104548
333-23351	333-35592	333-70602	333-111686
333-28679	333-57212	333-90516	333-116137
333-28755	333-57218	333-101481	333-117260
333-28769	333-63692	333-104539
333-30180	333-63694	333-104546

Registration Statements filed under the Investment Company Act of 1940:

811-05626	811-8524

ReliaStar Life Insurance Company:
As Director of ReliaStar Life Insurance Company I hereby appoint Megan Dunphy, J. Neil McMurdie, Michael A. Pignatella, Julie E. Rockmore and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

2-95392	333-47094	333-92000
33-57244	333-69431	333-105319
33-65870	333-100207
33-69892	333-100208
333-18517	333-100209

Registration Statements filed under the Investment Company Act of 1940:

811-04208	811-03341	811-9002

ReliaStar Life Insurance Company of New York:
As Director of ReliaStar Life Insurance Company of New York I hereby appoint J. Neil McMurdie, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

2-76642	333-52358	333-85326
333-19123	333-61879	333-85618
333-47527	333-75938	333-104540
333-115515

Registration Statements filed under the Investment Company Act of 1940:

811-03427	811-07935

Security Life of Denver Insurance Company:
As Director of Security Life of Denver Insurance Company I hereby appoint J. Neil McMurdie and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

33-74190	333-34404	333-90577
33-78444	333-50278	333-117329
33-88148	333-72753
333-34402	333-73464

Registration Statements filed under the Investment Company Act of 1940:

811-08292	811-08196

Southland Life Insurance Company:
As Director of Southland Life Insurance Company I hereby appoint J. Neil McMurdie and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

333-46294	33-89574
33-97852
333-49880

Registration Statements filed under the Investment Company Act of 1940:

811-09106	811-08976

hereby ratifying and confirming on this 15th day of July, 2004, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

Signature
/s/ Keith Gubbay
Keith Gubbay

POWER OF ATTORNEY
Pursuant to Item 601.(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned on behalf of the company set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

ReliaStar Life Insurance Company of New York:
As Director of ReliaStar Life Insurance Company of New York I hereby appoint J. Neil McMurdie, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

2-76642	333-52358	333-85326
333-19123	333-61879	333-85618
333-47527	333-75938	333-104540
333-115515

Registration Statements filed under the Investment Company Act of 1940:

811-03427	811-07935

hereby ratifying and confirming on this 21st day of July, 2004, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

Signature
/s/ Ulric Haynes, Jr.
Ulric Haynes, Jr.

POWER OF ATTORNEY
Pursuant to Item 601.(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned on behalf of the company set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacities indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

ReliaStar Life Insurance Company of New York:
As Director of ReliaStar Life Insurance Company of New York I hereby appoint J. Neil McMurdie, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

2-76642	333-52358	333-85326
333-19123	333-61879	333-85618
333-47527	333-75938	333-104540
333-115515

Registration Statements filed under the Investment Company Act of 1940:

811-03427	811-07935

hereby ratifying and confirming on this 15th day of July, 2004, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

Signature
/s/ Audrey R. Kavanagh
Audrey R. Kavanagh

POWER OF ATTORNEY
Pursuant to Item 601.(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned on behalf of the company set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

ReliaStar Life Insurance Company of New York:
As Director of ReliaStar Life Insurance Company of New York I hereby appoint J. Neil McMurdie, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

2-76642	333-52358	333-85326
333-19123	333-61879	333-85618
333-47527	333-75938	333-104540
333-115515

Registration Statements filed under the Investment Company Act of 1940:

811-03427	811-07935

hereby ratifying and confirming on this 14th day of July, 2004, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

Signature
/s/ James F. Lille
James F. Lille

POWER OF ATTORNEY
Pursuant to Item 601.(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned on behalf of the company set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

Southland Life Insurance Company:
As Director of Southland Life Insurance Company I hereby appoint J. Neil McMurdie and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

333-46294	33-89574
33-97852
333-49880

Registration Statements filed under the Investment Company Act of 1940:

811-09106	811-08976

hereby ratifying and confirming on this 16th day of February, 2004, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

Signature
/s/ Shaun P. Mathews
Shaun P. Mathews

POWER OF ATTORNEY
Pursuant to Item 601.(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned on behalf of the company set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

ReliaStar Life Insurance Company of New York:
As Director of ReliaStar Life Insurance Company of New York I hereby appoint J. Neil McMurdie, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

2-76642	333-52358	333-85326
333-19123	333-61879	333-85618
333-47527	333-75938	333-104540
333-115515

Registration Statements filed under the Investment Company Act of 1940:

811-03427	811-07935

hereby ratifying and confirming on this 14th day of July, 2004, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

Signature
/s/ Gregory McGreevey
Gregory McGreevey

POWER OF ATTORNEY
Pursuant to Item 601.(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned on behalf of the companies set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacities indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

ING Life Insurance and Annuity Company:
As Director of ING Life Insurance and Annuity Company I hereby appoint J. Neil McMurdie, Michael Pignatella; Julie E. Rockmore, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

2-52448	33-75972	33-76026	333-60016
2-52449	33-75974	33-79118	333-69574
33-02339	33-75976	33-79122	333-72079
33-34370	33-75978	33-81216	333-86276
33-42555	33-75980	33-87642	333-86278
33-60477	33-75982	33-87932	333-87305
33-61897	33-75984	33-88720	333-89953
33-62473	33-75986	33-88722	333-101761
33-64277	33-75988	33-88724	333-104456
33-75248	33-75990	33-89858	333-105479
33-75954	33-75992	33-91846	333-109622
33-75956	33-75994	333-01107	333-109860
33-75958	33-75996	333-09515
33-75960	33-75998	333-15817
33-75962	33-76000	333-27337
33-75964	33-76002	333-37448
33-75966	33-76004	333-49176
33-75968	33-76018	333-49495
33-75970	33-76024	333-56297

Registration Statements filed under the Investment Company Act of 1940:

811-02512	811-02513	811-04536	811-05906
811-09665

ING Insurance Company of America:
As Director of ING Insurance Company of America I hereby appoint J. Neil McMurdie, Michael Pignatella; Julie E. Rockmore, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

33-59749	33-63657	333-49581
33-62481	33-80750	333-87131

Registration Statements filed under the Investment Company Act of 1940:

811-08582

ING USA Annuity and Life Insurance Company:
As Director of ING USA Annuity and Life Insurance Company I hereby appoint Linda Senker, Michael A. Pignatella and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

33-34827	333-33914	333-66757	333-104547
33-59261	333-33924	333-70600	333-104548
333-23351	333-35592	333-70602	333-111686
333-28679	333-57212	333-90516	333-116137
333-28755	333-57218	333-101481	333-117260
333-28769	333-63692	333-104539
333-30180	333-63694	333-104546

Registration Statements filed under the Investment Company Act of 1940:

811-05626	811-8524
ReliaStar Life Insurance Company:
As Director of ReliaStar Life Insurance Company I hereby appoint J. Neil McMurdie, Michael A. Pignatella, Julie E. Rockmore and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

2-95392	333-18517	333-100208
33-57244	333-47094	333-100209
33-65870	333-69431	333-92000
33-69892	333-100207	333-105319

Registration Statements filed under the Investment Company Act of 1940:

811-04208	811-03341	811-9002
Security Life of Denver Insurance Company:
As Director of Security Life of Denver Insurance Company I hereby appoint J. Neil McMurdie and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

33-74190	333-34404	333-90577
33-78444	333-50278	333-117329
33-88148	333-72753
333-34402	333-73464

Registration Statements filed under the Investment Company Act of 1940:

811-08292	811-08196
Southland Life Insurance Company:
As Director of Southland Life Insurance Company I hereby appoint J. Neil McMurdie and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

333-46294	33-89574
33-97852
333-49880

Registration Statements filed under the Investment Company Act of 1940:

811-09106	811-08976

hereby ratifying and confirming on this 21st day of July, 2004, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

Signature
/s/ Thomas J. McInerney
Thomas J. McInerney

POWER OF ATTORNEY
Pursuant to Item 601.(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned on behalf of the companies set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacities indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

ING Life Insurance and Annuity Company:
As Director of ING Life Insurance and Annuity Company I hereby appoint J. Neil McMurdie, Michael Pignatella; Julie E. Rockmore, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

2-52448	33-75972	33-76026	333-60016
2-52449	33-75974	33-79118	333-69574
33-02339	33-75976	33-79122	333-72079
33-34370	33-75978	33-81216	333-86276
33-42555	33-75980	33-87642	333-86278
33-60477	33-75982	33-87932	333-87305
33-61897	33-75984	33-88720	333-89953
33-62473	33-75986	33-88722	333-101761
33-64277	33-75988	33-88724	333-104456
33-75248	33-75990	33-89858	333-105479
33-75954	33-75992	33-91846	333-109622
33-75956	33-75994	333-01107	333-109860
33-75958	33-75996	333-09515
33-75960	33-75998	333-15817
33-75962	33-76000	333-27337
33-75964	33-76002	333-37448
33-75966	33-76004	333-49176
33-75968	33-76018	333-49495
33-75970	33-76024	333-56297

Registration Statements filed under the Investment Company Act of 1940:

811-02512	811-02513	811-04536	811-05906
811-09665

ING Insurance Company of America:
As Director of ING Insurance Company of America I hereby appoint J. Neil McMurdie, Michael Pignatella; Julie E. Rockmore, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

33-59749	33-63657	333-49581
33-62481	33-80750	333-87131

Registration Statements filed under the Investment Company Act of 1940:

811-08582

ING USA Annuity and Life Insurance Company:
As Director of ING USA Annuity and Life Insurance Company I hereby appoint Linda Senker, Michael A. Pignatella and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

33-34827	333-33914	333-66757	333-104547
33-59261	333-33924	333-70600	333-104548
333-23351	333-35592	333-70602	333-111686
333-28679	333-57212	333-90516	333-116137
333-28755	333-57218	333-101481	333-117260
333-28769	333-63692	333-104539
333-30180	333-63694	333-104546

Registration Statements filed under the Investment Company Act of 1940:

811-05626	811-8524

ReliaStar Life Insurance Company:
As Director of ReliaStar Life Insurance Company I hereby appoint J. Neil McMurdie, Michael A. Pignatella, Julie E. Rockmore and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

2-95392	333-47094	333-92000
33-57244	333-69431	333-105319
33-65870	333-100207
33-69892	333-100208
333-18517	333-100209

Registration Statements filed under the Investment Company Act of 1940:

811-04208	811-03341	811-09002

Security Life of Denver Insurance Company:
As Director of Security Life of Denver Insurance Company I hereby appoint J. Neil McMurdie and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

33-74190	333-34404	333-90577
33-78444	333-50278	333-117329
33-88148	333-72753
333-34402	333-73464

Registration Statements filed under the Investment Company Act of 1940:

811-08292	811-08196

Southland Life Insurance Company:
As Director of Southland Life Insurance Company I hereby appoint J. Neil McMurdie and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

333-46294	33-89574
33-97852
333-49880

Registration Statements filed under the Investment Company Act of 1940:

811-09106	811-08976

hereby ratifying and confirming on this 15th day of July, 2004, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

Signature
/s/ Kathleen A. Murphy
Kathleen A. Murphy

POWER OF ATTORNEY
Pursuant to Item 601.(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned on behalf of the companies set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacities indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

ReliaStar Life Insurance Company of New York:
As Director of ReliaStar Life Insurance Company of New York I hereby appoint J. Neil McMurdie, Linda Senker, and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

2-76642	333-52358	333-85326
333-19123	333-61879	333-85618
333-47527	333-75938	333-104540
333-115515

Registration Statements filed under the Investment Company Act of 1940:

811-04208	811-03341	811-9002

Southland Life Insurance Company:
As Director of Southland Life Insurance Company I hereby appoint J. Neil McMurdie and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

333-46294	33-89574
33-97852
333-49880

Registration Statements filed under the Investment Company Act of 1940:

811-09106	811-08976

hereby ratifying and confirming on this 14th day of July 2004, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

Signature
/s/ Stephen Preston
Stephen J. Preston

POWER OF ATTORNEY
Pursuant to Item 601.(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned on behalf of the companies set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacities indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

ReliaStar Life Insurance Company of New York:
As Director of ReliaStar Life Insurance Company of New York I hereby appoint J. Neil McMurdie, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

2-76642	333-52358	333-85326
333-19123	333-61879	333-85618
333-47527	333-75938	333-104540
333-115515

Registration Statements filed under the Investment Company Act of 1940:

811-03427	811-07935

Security Life of Denver Insurance Company:
As President of Security Life of Denver Insurance Company I hereby appoint J. Neil McMurdie and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:
33-74190	333-34404	333-90577
33-78444	333-50278	333-117329
33-88148	333-72753
333-34402	333-73464
Registration Statements filed under the Investment Company Act of 1940:
811-08292	811-08196

hereby ratifying and confirming on this 21st day of July, 2004, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

Signature
/s/ Mark A. Tullis
Mark A. Tullis

POWER OF ATTORNEY
Pursuant to Item 601.(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned on behalf of the company set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

ReliaStar Life Insurance Company of New York:
As Director of ReliaStar Life Insurance Company of New York I hereby appoint J. Neil McMurdie, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

2-76642	333-52358	333-85326
333-19123	333-61879	333-85618
333-47527	333-75938	333-104540
333-115515

Registration Statements filed under the Investment Company Act of 1940:

811-03427	811-07935

hereby ratifying and confirming on this 14th day of July, 2004, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

Signature
/s/ Charles B. Updike
Charles B. Updike

POWER OF ATTORNEY
Pursuant to Item 601.(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned on behalf of the company set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

ReliaStar Life Insurance Company of New York:
As Director of ReliaStar Life Insurance Company of New York I hereby appoint J. Neil McMurdie, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

2-76642	333-52358	333-85326
333-19123	333-61879	333-85618
333-47527	333-75938	333-104540
333-115515

Registration Statements filed under the Investment Company Act of 1940:

811-03427	811-07935

hereby ratifying and confirming on this 19th day of July 2004, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

Signature
/s/ Ross M. Weale
Ross M. Weale

POWER OF ATTORNEY
Pursuant to Item 601.(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned on behalf of the companies set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacities indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

ING Life Insurance and Annuity Company:
As Director and Chief Financial Officer of ING Life Insurance and Annuity Company I hereby appoint J. Neil McMurdie, Michael Pignatella; Julie E. Rockmore, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

2-52448	33-75972	33-76026	333-60016
2-52449	33-75974	33-79118	333-69574
33-02339	33-75976	33-79122	333-72079
33-34370	33-75978	33-81216	333-86276
33-42555	33-75980	33-87642	333-86278
33-60477	33-75982	33-87932	333-87305
33-61897	33-75984	33-88720	333-89953
33-62473	33-75986	33-88722	333-101761
33-64277	33-75988	33-88724	333-104456
33-75248	33-75990	33-89858	333-105479
33-75954	33-75992	33-91846	333-109622
33-75956	33-75994	333-01107	333-109860
33-75958	33-75996	333-09515
33-75960	33-75998	333-15817
33-75962	33-76000	333-27337
33-75964	33-76002	333-37448
33-75966	33-76004	333-49176
33-75968	33-76018	333-49495
33-75970	33-76024	333-56297

Registration Statements filed under the Investment Company Act of 1940:

811-02512	811-02513	811-04536	811-05906
811-09665

ING Insurance Company of America:
As Director and Chief Financial Officer of ING Insurance Company of America I hereby appoint J. Neil McMurdie, Michael Pignatella; Julie E. Rockmore, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

33-59749	33-63657	333-49581
33-62481	33-80750	333-87131

Registration Statements filed under the Investment Company Act of 1940:

811-08582

ING USA Annuity and Life Insurance Company:
As Director and Chief Financial Officer of ING USA Annuity and Life Insurance Company I hereby appoint Linda Senker, Michael A. Pignatella and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

33-34827	333-33914	333-66757	333-104547
33-59261	333-33924	333-70600	333-104548
333-23351	333-35592	333-70602	333-111686
333-28679	333-57212	333-90516	333-116137
333-28755	333-57218	333-101481	333-117260
333-28769	333-63692	333-104539
333-30180	333-63694	333-104546

Registration Statements filed under the Investment Company Act of 1940:

811-05626	811-8524

ReliaStar Life Insurance Company:
As Director and Chief Financial Officer of ReliaStar Life Insurance Company I hereby appoint J. Neil McMurdie, Michael A. Pignatella, Julie E. Rockmore and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

2-95392	333-47094	333-92000
33-57244	333-69431	333-105319
33-65870	333-100207
33-69892	333-100208
333-18517	333-100209

Registration Statements filed under the Investment Company Act of 1940:

811-04208	811-03341	811-9002

ReliaStar Life Insurance Company of New York:
As Director and Chief Financial Officer of ReliaStar Life Insurance Company of New York I hereby appoint J. Neil McMurdie, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

2-76642	333-52358	333-85326
333-19123	333-61879	333-85618
333-47527	333-75938	333-104540
333-115515

Registration Statements filed under the Investment Company Act of 1940:

811-03427	811-07935

Security Life of Denver Insurance Company:
As Director and Chief Financial Officer of Security Life of Denver Insurance Company I hereby appoint J. Neil McMurdie and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

33-74190	333-34404	333-90577
33-78444	333-50278	333-117329
33-88148	333-72753
333-34402	333-73464

Registration Statements filed under the Investment Company Act of 1940:

811-08292	811-08196

Southland Life Insurance Company:
As Director and Chief Financial Officer of Southland Life Insurance Company I hereby appoint J. Neil McMurdie and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

333-46294	33-89574
33-97852
333-49880

Registration Statements filed under the Investment Company Act of 1940:

811-09106	811-08976

hereby ratifying and confirming on this 21st day of July 2004, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

Signature
/s/ David A. Wheat
David A. Wheat